INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of AMRESCO, INC. on Form S-8 of our report dated February 6, 1995, incorporated by reference in the Annual Report on Form 10-K of AMRESCO, INC. for the year ended December 31, 1994.


DELOITTE & TOUCHE LLP
Dallas, Texas

June 6, 1995






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